Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Nano Chemical Systems Holdings, Inc. (the "Company") on Form 10-QSB for the six months ending December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Katrina Cleburn Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.


                                           /s/ Katrina Cleburn
                                               --------------------------------
                                               Katrina Cleburn
                                               Chief Executive Officer and
                                               Chief Financial Officer

                            Dated: February 21, 2005